Accelerates retail momentum in high growth markets Presentation to Investors May 8, 2006

Page 1 - #4619, Accelerates retail momentum in high growth markets
Accelerates retail momentum in
high growth markets
Strategic
Rationale
Financially
Attractive
Low Risk
Transaction
Expands high growth opportunities
– Accelerates California presence and expands entry into high-growth states – become Top 5 bank in Western U.S.
– Solidifies national consumer lending presence with #7 mortgage banking market share
Diversifies Wachovia’s balance sheet into higher yielding low risk assets
– Consumer loans / total loans increased to 62%
– Reduces normalized charge-off ratio
Accelerates long-term growth rate
Accretive to cash EPS in second year
IRR of 17%
Analysis based on achievable assumptions
Compelling revenue synergies not included in financial model
Complementary sales and service focused model
Strong credit culture and pristine credit quality
Straight-forward and simple systems environment
Assumptions validated by recent, highly successful integration history

Page 2 - #4619, Accelerates retail momentum in high growth markets
Transaction summary
Consideration* $25.5 billion, $81.07 per share
77% in stock and 23% in cash
Dividend Policy Current WB quarterly dividend of $0.51
per share
Estimated Divestitures Minimal divestitures expected
Timing Expected closing 4Q06
Approvals Approval by both companies’ shareholders
and normal regulatory approvals
Board Composition 2 additional directors from Golden West
Due Diligence Completed on both sides
Other Co-CEOs and one other director of Golden West
agreed to vote their Golden West shares in
favor of Merger; breakup fee of $995 million
payable under certain circumstances
*Based on Wachovia’s closing stock price of $59.39 on May 5, 2006.

Page 3 - #4619, Accelerates retail momentum in high growth markets
Golden West
Proven business model
Proven earnings and balance sheet growth through cycles
–
Annualized EPS growth rate of 17% over past 25 years
Unparalleled track record over 25 years originating prime monthly adjustable rate mortgages
–
Conservative, proven underwriting processes and standards
–
Mortgages retained and serviced
Assets funded primarily through attractive metropolitan branch network
–
$62 billion in retail deposits; 285 retail branches primarily in
California, Florida, Colorado, Texas and Arizona
Low cost structure and efficiency ratio, achieved through scale and execution excellence

Page 4 - #4619, Accelerates retail momentum in high growth markets
Loans:  $121.6 billion* (13.4% 15-Year CAGR)
Deposits: $61.6 billion* (10.0% 15-Year CAGR)
Earnings:  $1.5 billion* (17.0% 15-Year EPS
CAGR)
Credit Profile: 0.05% 15-year average ratio, net
charge-offs and OREO
- #1 among Top 20 U.S. depositories
Cost Structure: 33% 15-year average efficiency ratio
- #1 among Top 20 U.S. depositories
Credit Ratings: Only AA rated thrift in nation
Holding Co. Subsidiary
Moody’s A1 Aa3
S&P A+ AA-
*At or latest twelve months as of 3/31/06.
Summary Statistics Deposit Franchise
California 123 32,003 53.8 6
Florida 51 8,668 14.6 6
Texas 26 5,100 8.6 9
Colorado 35 5,011 8.4 4
Arizona 15 3,037 5.1 5
New Jersey 12 2,478 4.2 15
Kansas 8 1,317 2.2 7
Nevada 4 757 1.3 10
Illinois 8 740 1.2 51
New York 3 421 0.7 76
Totals 285 $59,534 100.0%
Amount Percent of Share
State Branches
($ in Millions)
Total (%) Rank
Source: SNL Financial as of 6/30/05.
Golden West
Snapshot of a premier retail franchise

Page 5 - #4619, Accelerates retail momentum in high growth markets
$6.5
$6.4
$6.6
$7.0
$7.5
$8.2
$12.7
$19.8
$20.8
$26.7
$36.0
$49.0
$51.5
$5.9
$4.9
$4.3
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05
GDW Loan Originations ($B) Mortgage Industry Originations ($B)
Golden West
Strong national retail mortgage presence
#16 mortgage originator in U.S.
Mortgage offices in 39 states
Long history of increasing loan originations through market
cycles and ahead of the industry
$3,120
trillion
$45
billion
1990 – 2005 Golden West Loan Origination Volume
($ billions)
Golden West CAGR 18.0%
Total Market CAGR: 13.6%

Page 6 - #4619, Accelerates retail momentum in high growth markets
-0.20%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
Golden West Top 35 US Bank Average Top US Thrifts Avg - ex GDW
Golden West
Proven, low risk origination model
Net Charge-Offs / Avg. Loans
GDW
15 year
Average
Charge-offs
= 5 bps
Peak Year
18 bps
CA Real Estate Crisis
11 bps
0 bps
Low Balance Sheet Risk
Product Features
Conservative underwriting
Average loan balance of $214,000
Average LTVs of 68%
No sub prime
Payment rates closer to market
Average 10-year reset period
– Reduces risk of payment shock
in rising rate environment
Underwritten to fully indexed rate
Diligent and methodical
documentation standards
In-house appraisers

Page 7 - #4619, Accelerates retail momentum in high growth markets
Combination strengthens Wachovia’s retail
franchise, business mix and growth profile
Retail
Franchise
Scaled branch presence in
attractive markets, particularly CA
National mortgage origination
platform
Exclusive focus on retail customer
Low risk $121 billion consumer
loan portfolio
Proven business model
12% consensus earnings growth
rate
Branch presence in Wachovia
target markets
Business
Mix
Growth
Profile
Broader footprint with enhanced
demographic profile
Top 10 national mortgage
originator
Increases General Bank
contribution to Wachovia earnings
Improves credit risk profile
Ability to integrate operations
selectively in best interests of
customers and shareholders
Accretive to Wachovia’s expected
10% earnings growth rate
Accelerates California and Texas
branch strategy
Golden West Contribution Combined Company

Page 8 - #4619, Accelerates retail momentum in high growth markets
Creates Top 5 bank in Western U.S.
(1)
Expanded geographic footprint
covers 55% of US population
76% of Golden West’s branches
in Top 20 MSAs
Adds 37 incremental MSAs
Combination further strengthens
retail franchise and enhances demographics
1 Bank of America 5,816 606.3 10.2%
2 JP Morgan Chase 3,052 420.8 7.1
3 Wachovia/Golden West 3,503 348.1 5.9
Wachovia stand-alone 3,218 288.5 4.9
4 Wells Fargo 3,209 262.6 4.4
5 Citigroup 916 205.8 3.5
6 US Bancorp 2,530 177.5 3.0
Deposits (2) Market
Rank Institution Branches
($ in billions)
Share
US Banking Market
Source: SNL Financial as of 6/30/05.
(1) Includes CA, NV, AZ, CO, NM, WA, OR, UT, ID, MT, WY and TX.
(2) Deposits in branches. As of June 2005, pro forma for mergers.
Golden West Mortgage Lending Offices States
Golden West Financial Centers
Wachovia Brokerage Offices
Wachovia Financial Centers

Page 9 - #4619, Accelerates retail momentum in high growth markets
9.5%
8.9%
7.7%
5.80%
6.6%
WB / GDW WFC BAC USB JPM
U.S. Average = 6.26%
Combined Geographic Footprint
State Deposits
($MM)
Branches Market Share
Combination further strengthens
retail franchise and enhances demographics
Weighted Average Deposit Market
Share by MSA
Projected Population Growth
of Core Markets*
27.5%
22.7%
21.8%
19.2%
15.0%
WFC JPM WB / GDW BAC USB
Overlapping Markets New Markets to WB
*Deposit weighted 5 year average population growth within MSAs.
Source: SNL Financial as of 6/30/05.
(1)
(1) Data includes corporate deposits.
North Carolina $75,305 338 40.9%
Florida 70,635 859 20.6
California 34,316 142 4.6
Pennsylvania 26,388 337 11.7
Georgia 25,795 324 17.3
New Jersey 25,525 344 11.5
Virginia 23,831 308 15.3
South Carolina 10,268 160 19.1
New York 9,100 72 1.3
Alabama 7,556 154 11.6
Texas 7,031 149 2.0
DC 6,693 30 29.6
Maryland 6,438 79 7.2
Connecticut 6,186 82 8.0
Colorado 5,011 34 7.1
Arizona 3,037 15 4.2
Delaware 1,590 27 1.1
Kansas 1,317 8 2.7
Nevada 757 4 1.6
Illinois 740 8 0.2
Mississippi 288 14 0.8
Tennessee 263 15 0.3
Totals $348,069 3,503 8.3%

Page 10 - #4619, Accelerates retail momentum in high growth markets
#6 pro forma deposit market share
in California
– Most populous state in U.S.
– 5-year projected population growth
rate of 7.7% vs. U.S. of 6.3%
123 branch network creates
immediate scale in the state’s best
markets
– Los Angeles (33 branches, 14%
deposit CAGR 2000-2005)
– San Francisco (22 branches, 15%
deposit CAGR 2000-2005)
California presence accelerates
branch expansion strategy
HH Income:
<$40k
$40-50k
$50-60k
$60-70k
>$70k
GDW Retail Banking Financial Centers
GDW CA
Branches CA U.S.
Total Deposit CAGR ('00-'05) 14.1% 10.7% 8.2%
Median HH Income $63,285 $56,029 $49,747

Page 11 - #4619, Accelerates retail momentum in high growth markets
General Bank 59% 67%
Capital Management 9% 7%
Wealth Management 4% 3%
Corp & Invest Bank 26% 21%
Parent 2% 2%
WB 12/31/05*
$6,596
Pro Forma**
$8,082
Pro Forma Segment Earnings Composition*
Increases contribution of
traditional banking businesses
Builds on Wachovia General Bank’s strong track record
– Diversifies earnings mix
– Increases consumer focus
*Represents trailing twelve months segment earnings prepared under generally accepted accounting principles; excludes merger-related and restructuring expense which equaled $167 million after-tax over this period and net income from discontinued operations which totaled $214 million after-tax. (2005 GAAP net income available to common shareholders was $6,429 million.)
**Based on estimated segmentation of Golden West’s earnings for year ended 12/31/05.
($ in millions)
Total Earnings

15% CAGR

Customer Attrition

WACHOVIA

GOLDEN WEST
FINANCIAL CORPORATION

Page 12 - #4619, Accelerates retail momentum in high growth markets
$1.21
$1.47
$1.64
$1.84
$2.22
$2.46
2000 2001 2002 2003 2004 2005
293
316
413
2004 Qtrly Avg 2005 Qrtly Avg 1Q06
64.4%
57.6%
56.2%
55.1%
52.0%
49.5%
2000 2001 2002 2003 2004 2005
Building on the General Bank’s
momentum
5.59
6.13
6.29
6.37
6.55
6.58
6.62 6.62
1Q99 1Q00 1Q01 1Q02 1Q03 1Q04 1Q05 1Q06
20%
12%
*Data is from independent studies conducted with customers
who transact in our Financial Centers. Scale of 1–7.
Customer Satisfaction Scores*
Retail Households Acquired
(In  thousands)
Segment Earnings Per Share*
Cash Efficiency Ratio*
*Segment earnings excluding merger-related and restructuring expense.
*Revenue/expenses excluding merger-related and restructuring expense and intangible amortization.

Page 13 - #4619, Accelerates retail momentum in high growth markets
Retail deposit products WB Mix GDW Mix
Non-interest checking 13%
Interest checking 14%
Savings/NOW/MMKT 47% 32%
CD 26% 68%
Total retail deposits $ 70
Consumer real estate secured loans
Offering Golden West product array to Wachovia 100
Offering Wachovia product array to Golden West 60
Total consumer real estate secured loans $ 160
Potential annual pre-tax earnings upside $ 230 million
Leveraging GBG’s broad product suite
and powerful sales culture
Strong sales culture drives revenue and balance sheet opportunities
Revenue lift opportunity with Golden West
Not included in transaction assumptions
Potential Pre-Tax Earnings
($ in millions)
Lift/Year by 2009

Page 14 - #4619, Accelerates retail momentum in high growth markets
Financial assumptions
Fixed Exchange Ratio Each GDW share receives 1.051 WB
shares for each GDW shares plus $18.65 in cash
(15% premium to market*)
EPS Assumptions/Growth First Call estimates for 2007, and First
Call long-term EPS growth rates of 10%
for WB and 12% for GDW thereafter
Expense Efficiencies $53 million after-tax
One-time Costs $293 million after-tax
Revenue Enhancements None included in model
Deposit Divestitures None included in model
Targeted Capital Ratios
Tangible:     4.7% (estimated 4.5% at close)
Leverage:** 6.0% (estimated 5.8% at close)
*Based on May 5, 2006 closing prices.
**Tangible common equity divided by tangible assets, excluding FAS113/133

Page 15 - #4619, Accelerates retail momentum in high growth markets
Pro forma earnings
*Illustrates net income applicable to common shareholders before merger-related and restructuring expenses, intangible amortization, and preferred dividends; assumes First Call consensus estimates for 2007 of $5.21 per share for WB and $6.10 per share for GDW and consensus 5-year operating EPS growth expectations of 10% for WB and 12% for GDW.
**Assumes DBI created equal to 1.5% of $61.6 billion total deposit base amortized over 10 years sum-of-years’ digits.
***Illustrates net income applicable to common shareholders before merger-related and restructuring expenses and preferred dividends.
****One-time expenses associated with prior transactions expected to be immaterial in 2007-2009.
($ in millions after-tax)
2007E 2008E 2009E
Wachovia Cash Earnings* $ 8,450 $ 9,243 $10,055
Golden West Cash Earnings* 1,922 2,152 2,410
Expense Efficiencies 27 53 55
Net Funding Impact (243) (269) (321)
Combined Cash Earnings* $ 10,156 $ 11,179 $12,199
Existing DBI & other Intangible Amortization (109) (85) (57)
New DBI Amortization** (190) (169) (149)
Combined Operating Earnings*** $ 9,857 $ 10,925 $11,993
One-time Transaction Expenses**** (176) (0) (0)
Combined GAAP Earnings $ 9,681 $ 10,925 $11,993

Page 16 - #4619, Accelerates retail momentum in high growth markets
Pro forma EPS and IRR
($ in millions)
2007E 2008E 2009E
Combined Cash Earnings* $ 10,156 $11,179 $12,199
Combined Operating Earnings** $ 9,857 $10,925 $11,993
Combined Average Fully Diluted Shares*** 1,931 1,929 1,905
Combined Cash EPS* $ 5.26 $ 5.79 $ 6.40
Wachovia Implied Consensus Cash EPS**** $ 5.28 $ 5.78 $ 6.34
Wachovia Accretion / (Dilution) ($ 0.02) $ 0.01 $ 0.06
Combined Operating EPS** $ 5.10 $ 5.66 $ 6.30
Wachovia Consensus Operating EPS $ 5.21 $ 5.73 $ 6.30
Wachovia Accretion / (Dilution) ($ 0.11) ($ 0.07) $ 0.00
IRR (See Appendix page 27) =   17%
*Illustrates combined net income applicable to common shareholders before merger-related and restructuring expenses, intangible amortization, and preferred dividends, using assumptions on page 14 and 15.
**Illustrates combined net income applicable to common shareholders before merger-related and restructuring expenses and preferred dividends, using assumptions on page 14 and 15.
***Assumes average fully diluted share count for WB stand-alone of 1,601 million in 2007, 1,598 million in 2008 and 1,586 in 2009 and GDW stand-alone of
315 million (331 million WB shares at 1.051 exchange ratio).
****Based on First Call operating EPS consensus estimates as of May 5, 2006 excluding intangible amortization.
See pages 14-15 for other assumptions.

Page 17 - #4619, Accelerates retail momentum in high growth markets
Expect annual expense efficiencies of $53 million after-tax by 2008
–
9% of Golden West  and 0.5% of pro forma 2005 expense base
Reductions primarily in headquarters, back-office and redundant systems from both companies
–
55 branch consolidations projected
–
1,100 planned position reductions
All front-line, customer-facing employees expected to have positions
Expect to realize 50% in 2007 and 100% in 2008
Modest expense efficiencies assumed
*Assumes marginal tax rate of 39%.
Pre-tax
After-tax*
($ in millions)
Personnel $ 70 $ 43
Taxes 30 18
Other 42 26
Expense increase (branches, benefits)  (55) (34)
Total $87 $ 53

Page 18 - #4619, Accelerates retail momentum in high growth markets
Expect total one-time cash costs of $293 million after-tax
Estimated recognition of cash costs
– $176 million after-tax merger-related and restructuring expenses through P&L: assumed
100% in 2007
– $117 million in exit cost PAAs to goodwill: assumed 100% in 2007
Fair market value adjustments and standard purchase accounting adjustments
– Currently being evaluated; expected to have minimal impact due to floating rate nature of Golden West’s balance sheet
One-time merger-related costs
*Total pre-tax one-time cash charges of $480 million: $288 million pre-tax merger-related/restructuring expenses through P&L, $192 million pre-tax PAAs to goodwill reflecting integration costs relating to Golden West operations. Assumes marginal tax rate of 39%.
Personnel $ 64 $ 43 $ 107
Occupancy and Equipment 50 33 83
Other 62 41 103
Total $ 176 $ 117 $ 293
Exit Cost
($ in millions)
P&L PAAs Total*

✓		✓
	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
	✓	✓	✓

WACHOVIA
GOLDEN WEST FINANCIAL CORPORATION

Page 19 - #4619, Accelerates retail momentum in high growth markets
Drawing on experience
Delivering on integration promises
16.7% 21.3% 17.3%
+7.9% +2.7% +4.9%
Wachovia Prudential SouthTrust
Met or exceeded consensus expectations
One-time costs
Merger efficiencies
Branch consolidations
Position reductions
Annualized Returns*
Shareholder return since acquisition
Return in excess of BKX
NA
*From day before announcement.

Page 20 - #4619, Accelerates retail momentum in high growth markets
Another combination with a best-in-class partner
Extends retail and small business distribution into
high growth, high wealth markets
Complementary mortgage models produce scale
and significant new revenue opportunities
Meets our financial parameters with modest cost
saves and no revenue synergies
Merger integration is less complicated than
typical deal of this size
In summary

Page 21 - #4619, Accelerates retail momentum in high growth markets
Appendix
Golden West: Primary product overview
Resilience through market cycles
Golden West top 20 MSA market shares
Pro forma balance sheet
IRR detail
Integration timeline
Pro forma credit position

$\leq$

WACHOVIA
GOLDEN WEST FINANCIAL CORPORATION

Page 22 - #4619, Accelerates retail momentum in high growth markets
Golden West
Primary product overview
Option ARM Loan Features
Thirty year, monthly adjusting, variable rate mortgage with embedded home equity line of credit (“HELOC”) secured by a first lien
– Ability to draw down on embedded HELOC up to 125% of the original loan amount on loans with originated LTV 85%; or up to 110% for loans with original LTV > 85%
– Borrower only draws on or pays down embedded HELOC via creation/reduction of negative amortization/deferred interest
– Rate based on monthly-moving index rate plus a fixed margin
Borrower elects an index at origination:
– COSI – Golden West Cost of Savings Index
Equal to Golden West ’s cost of deposits
Attractive in rising rate environment due to lower market sensitivity
– CODI – Certificate of Deposit Index
Based on average three-month certificates of deposit yield as published by Federal Reserve in H-15 report
Attractive in falling rate environment due to high market sensitivity
– COFI – Eleventh District Cost of Funds Index
Equal to average cost of funds of savings institutions

Page 23 - #4619, Accelerates retail momentum in high growth markets
Golden West
Primary product overview
Option ARM Payment Features
Four payment options each month:
– 15-year fully amortizing
– Fully amortizing
– Interest only
– Minimum amount = established fixed monthly amount for one year
Represents a fully amortizing payment based on lower than actual interest rate
May create negative amortization/deferred interest which is added monthly to loan principal
Resets annually with a 7.5% increase cap on prior year’s payment
Example: $225,000 30-year loan with 70% LTV; initial interest rate 6%; minimum payment option interest rate 2%; ability to borrow up to $281,250; at 125% cap equating to LTV of 87.5%
– 15-year fully amortizing: $1,899
– Fully amortizing: $1,349
– Interest only: $1,125
– Minimum: $832
Creates negative amortization of $293 in first month
Year-two minimum payment resets to $894.40
Loans “recast” after 10 years or when loans reach caps of 125% or 110%
– Resets to amortize principal and interest over remaining life of the loan or borrower refinances
Loans generally have a maximum interest rate cap over the life of the loan

Page 24 - #4619, Accelerates retail momentum in high growth markets
Resilience through market cycles
Option ARMs:
– 89% of loans, 93% of
originations
California loans/total loans = 78%
Option ARMs:
– 99% of loans and originations
California loans/total loans = 62%
1994 2005
Essentially the same.
Essentially the same.
1989-1994 average charge-offs =
11 bps
Peak year charge-offs = 18 bps
Peak year NPAs/loans = 1.50%
Debt Ratings:
– Holding company: A2, A
– Subsidiary: A1, A+
1997-2005 average charge-offs =
0 bps
Current charge-offs = 0 bps
Current NPAs/loans = 0.32%
Debt Ratings:
– Holding company: A1, A+
– Subsidiary: Aa3, AA-
Product
Features
Credit
Experience
Portfolio
Features

Page 25 - #4619, Accelerates retail momentum in high growth markets
Golden West top 20 MSA market shares
GDW Deposits
GDW GDW in Market
GDW Deposit Projected as a % of
Rank by Market '00-'05 Market Total Parent
Top 20 MSAs Deposits Share 2005 2000 CAGR Growth Deposits
1 Los Angeles-Long Beach-Santa An... 7 3.2% $8,743 $4,537 14% 5.28% 14.7%
2 San Francisco-Oakland-Fremont, CA* 6 4.8              8,256          4,057          15               4.33            13.9
3 Miami-Fort Lauderdale-Miami Bea... 10 2.5              3,500          1,672          16               9.24            5.9
4 Denver-Aurora, CO* 4 7.9              3,116          2,120          8                 10.32          5.2
5 Houston-Sugar Land-Baytown, TX* 6 2.9              2,938          686             34               14.96          4.9
6 New York-Northern New Jersey-Lo... 29 0.4              2,776          1,056          21               2.98            4.7
7 Sacramento-Arden-Arcade-Rosevil... 5 8.5              2,379          1,185          15               14.25          4.0
8 San Jose-Sunnyvale-Santa Clara,... 8 4.7              2,320          1,232          13               5.24            3.9
9 Phoenix-Mesa-Scottsdale, AZ* 4 3.9              2,050          935             17               16.27          3.4
10 Tampa-St.Petersburg-Clearwater,... 5 4.0              1,705          1,155          8                 10.65          2.9
11 Riverside-San Bernardino-Ontari... 6 4.8              1,684          823             15               16.14          2.8
12 San Diego-Carlsbad-San Marcos, CA* 8 3.6              1,673          682             20               7.98            2.8
13 Dallas-Fort Worth-Arlington, TX* 12 1.0              1,180          397             24               13.86          2.0
14 Oxnard-Thousand Oaks-Ventura, CA* 4 8.9              1,011          529             14               7.14            1.7
15 Kansas City, MO-KS* 12 2.5              803             431             13               7.21            1.3
16 Santa Cruz-Watsonville, CA* 1 19.1            785             498             10               2.09            1.3
17 Sarasota-Bradenton-Venice, FL* 4 4.7              747             181             33               13.24          1.3
18 Chicago-Naperville-Joliet, IL-I... 43 0.3              740             100             49               5.02            1.2
19 Santa Rosa-Petaluma, CA* 7 8.2              721             413             12               3.56            1.2
20 Santa Barbara-Santa Maria, CA* 6 8.0              673             352             14               4.40            1.1
      Total Top 20 MSAs $47,801 $23,042 16% 80.3%
      GDW Total 59,534        27,968        16               100.0
GDW Deposits ($M)

Page 26 - #4619, Accelerates retail momentum in high growth markets
Pro forma balance sheet
Cash $ 33,038 $ 1,821 $ $ 34,859
Securities & Short Term Investments 158,203 3,283 161,486
Total Loans 280,932 121,056 401,988
Allowance for Loan Losses (3,036) (299) (3,335)
Net Loans 277,896 120,757 398,653
Other Assets 72,705 1,694 16,571 90,970
Total Assets $ 541,842 $ 127,556 $ 16,571 $ 685,969
Total Deposits $ 328,564 $ 61,583 $ $ 390,147
Borrowed Funds 143,454 55,461 5,866 204,781
Other Liabilities 17,055 1,469 838 19,362
Minority Interest 2,980 0 2,980
Common Equity 49,789 9,043 9,867 68,699
Total Liabilities and Capital $ 541,842 $ 127,556 $ 16,571 $ 685,969
Purchase Acctg.
($ in millions)
Wachovia* Golden West * Adjustments** Pro Forma
*As of March 31, 2006.
**Illustrates purchase accounting adjustments to estimated balance sheet at closing.

Page 27 - #4619, Accelerates retail momentum in high growth markets
IRR detail
($ in millions)
2006 2007 2008 2009 2010 2011 IRR
IRR to Wachovia
Aggregate Offer Value ( $25,505)
Initial Dividend* 4,147
After-Tax Cash One-Times (293)
Capital to Fund Golden West
Asset Growth** (487) (526) (568) (614) (663)
Expense Efficiencies 27 53 55 57 60
Golden West Cash Income*** 1,922 2,152 2,410 2,699 3,023
Net Funding Impact**** (152) (180) (199) (220) (242)
Terminal Value of 2012 Income (12x) 38,189
Incremental Cash Flow ($21,358) 1,017 1,499 1,698 1,923 40,368 17%
*Golden West’s capital in excess of 4.50% (modeled as dividend).
**Assumes asset growth of 8%.
***Assumes 2007 First Call Consensus estimate grown at consensus growth rate.
****Primarily reflects an attributed charge for reducing Golden West’s Capital, at a theoretical cost of 6%.
See financial assumptions in main body of presentation.

Page 28 - #4619, Accelerates retail momentum in high growth markets
Integration timeline
4Q 2006 1H 2007 2H 2007 1H 2008 2H 2008
Mortgage
product
alignment,
mid 2007
Disciplined, deliberate and methodical process as in Wachovia Bank, SouthTrust and Prudential integrations
Push back Westcorp system conversion and branding from Feb 2007 to April 2007
No change to wholesale origination and distribution activities of AmNet in the
Corporate and Investment Bank
Closing
Select infra -
structure
linkages and
conversions
CA systems
conversion
and
rebranding,
Fall 2007
Overlap states
conversions
Non-overlap
states (ex-CA)
conversion
Integration
complete
Transaction
Announce-
ment
Joint
integration
team formed
Detailed
planning
2Q 2006

Page 29 - #4619, Accelerates retail momentum in high growth markets
Pro forma credit position
Source: SNL Financial.
(1) Reserves/NPAs and NPLs/Loans data as of 12/31/05, 3/31/06 data unavailable.
Golden West 0.25% 77% 0.32% 0.00 % NM
Wachovia 1.05 378 0.24 0.09 103%
Pro Forma 0.81% 281% 0.26% 0.06% 110%
Wells Fargo 1.10 208 0.40 0.49 100
JPMorgan Chase 1.68 271 0.56 0.62 124
Bank of America 1.46 474 0.27 0.53 155
U.S. Bancorp 1.44 316 0.39 0.33 100
Mean of Bank Peers 1.42% 317% 0.41% 0.49% 120%
Median of Bank Peers 1.45% 294% 0.40% 0.51% 112%
Company Reserves/ Reserves/ NPLs/ NCOs/ Provisions
Name Loans NPAs Loans Loans NCOs
(1) (1)

Page 0 - #4619, Accelerates retail momentum in high growth markets
Cautionary statement
This investor presentation contains certain forward-looking statements, including, without limitation, (i) statements relating to the benefits of the proposed merger between Wachovia and Golden West (the “Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion / dilution to reported earnings that may be realized from the Merger, (ii) statements regarding certain of Wachovia’s and/or Golden West’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s and/or Golden West’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.
The following factors, among others, could cause actual results to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and/or Golden West in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of Wachovia’s and/or Golden
West ’s shareholders to approve the Merger, respectively; (7) the strength of the United States economy in general and the strength of the local economies in which Wachovia and/or Golden West conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s and/or Golden West’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the
Federal Reserve System; (9) potential or actual litigation; (10) inflation, interest rate, market and monetary fluctuations; and (11) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on
Wachovia’s capital markets and capital management activities, including, without limitation, Wachovia’s mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities.  Additional factors that could cause Wachovia’s and/or Golden West’s results to differ materially from those described in the forward-looking statements can be found in Wachovia’s and Golden West’s Annual Reports on Form 10-K, Quarterly Reports on Form
10-Q and Current Reports on Form 8-K filed with the SEC.  All subsequent written and oral forward-looking statements concerning the proposed Merger or other matters and attributable to Wachovia or Golden West or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Wachovia and Golden West do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release.

Page 1 - #4619, Accelerates retail momentum in high growth markets
Additional information
The proposed Merger will be submitted to Wachovia’s and Golden West’s shareholders for their consideration.  Wachovia will file a registration statement, which will include a joint proxy statement/prospectus, and Golden West will file a joint proxy statement, and each of Wachovia and Golden
West may file other relevant documents concerning the proposed Merger with the SEC. Shareholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and Golden West, at the SEC’s website
(http://www.sec.gov).
You will also be able to obtain these documents, free of charge, at Wachovia’s website (http://www.wachovia.com) under the tab
“Inside Wachovia – Investor Relations” and then under the heading “Financial Reports - SEC Filings”. Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-374-6782; or to Golden
West, Investor Relations Department, 1901 Harrison Street, Oakland, CA 94612, (510) 446-3420.
Wachovia and Golden West  and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia and/or Golden West in connection with the proposed Merger. Information about the directors and executive officers of
Wachovia is set forth in the proxy statement for Wachovia’s 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13,
2006. Information about the directors and executive officers of Golden West is set forth in the proxy statement for Golden West’s 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 10, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed
Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.